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                                                                   Exhibit 23(c)
                                                                   -------------
INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Progress Energy, Inc. on Form S-3 of our report dated February 15, 2001, appearing in the Annual Report on Form 10-K of Progress Energy, Inc. for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/  DELOITTE & TOUCHE LLP

Raleigh, North Carolina
September 19, 2001